EXHIBIT 99.1
                                 ------------

                 Computational Materials and/or ABS Term Sheet

                                        CWALT0511CB -- 3A2

Deutsche Bank CMO Trading 212-250-2669



Balance   $362,475,000.00  Delay          0             Index          LIBOR_1MO|3   WAC(3)   6.0000  WAM(3)   360
Coupon    3.5000           Dated          04/25/2005    Mult / Margin  1.0 / 0.5     NET(3)   5.5000  WALA(3)  0
Settle    04/29/2005       First Payment  05/25/2005    Cap / Floor    9 / 0.5


--------------------------------------------------------------------------------------------------
 Price                  50 PPC, Call (Y)   75 PPC, Call (Y)   100 PPC, Call (Y)  125 PPC, Call (Y)
--------------------------------------------------------------------------------------------------
                       Disc Margin        Disc Margin        Disc Margin        Disc Margin
 99-24                               55                 56                  58                 60
 99-25                               54                 55                  57                 59
 99-26                               53                 55                  56                 57
 99-27                               53                 54                  55                 56
 99-28                               52                 53                  54                 55
 99-29                               52                 52                  53                 54
 99-30                               51                 52                  52                 52
 99-31                               51                 51                  51                 51
 100-00                              50                 50                  50                 50
 100-01                              49                 49                  49                 49
 100-02                              49                 48                  48                 48
 100-03                              48                 48                  47                 46
 100-04                              48                 47                  46                 45
 100-05                              47                 46                  45                 44
 100-06                              47                 45                  44                 43
 100-07                              46                 45                  43                 41
 100-08                              45                 44                  42                 40

 WAL
                                   6.44               4.53                3.41                2.73
 Principal Window         May05 - Jan24      May05 - Feb19       May05 - Jan16      May05 - Oct12
 LIBOR_1MO                         3.00               3.00                3.00               3.00



 Price                 150 PPC, Call (Y)  175 PPC, Call (Y)  200 PPC, Call (Y)
                             Disc Margin        Disc Margin        Disc Margin
 99-24                                61                 63                 65
 99-25                                60                 61                 63
 99-26                                59                 60                 61
 99-27                                57                 58                 59
 99-28                                56                 57                 57
 99-29                                54                 55                 56
 99-30                                53                 53                 54
 99-31                                51                 52                 52
 100-00                               50                 50                 50
 100-01                               49                 48                 48
 100-02                               47                 47                 46
 100-03                               46                 45                 44
 100-04                               44                 43                 43
 100-05                               43                 42                 41
 100-06                               41                 40                 39
 100-07                               40                 39                 37
 100-08                               39                 37                 35

 WAL
                                    2.31               2.01               1.78
 Principal Window          May05 - Mar11      May05 - Mar10      May05 - Aug09
 LIBOR_1MO                          3.00               3.00               3.00
--------------------------------------------------------------------------------------------------


Yield Curve  Mat    3MO     6MO     2YR     3YR     5YR    10YR    30YR
             Yld 2.8386  3.0676  3.4974  3.6147  3.8400  4.1952  4.5594


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

                                        CWALT0511CB -- 2A6

DEUTSCHE BANK SEUCRITIES




Balance   $89,580,000.00   Delay            24              WAC(2)    5.8000    WAM(2)    360
Coupon    5.5000           Dated            04/01/2005      NET(2)    5.5000    WALA(2)   0
Settle    04/29/2005       First Payment    05/25/2005


--------------------------------------------------------------------------------------------------
 Price                            50 PPC             75 PPC             100 PPC            125 PPC
--------------------------------------------------------------------------------------------------
                                   Yield              Yield               Yield              Yield
 101-05                            5.404              5.371               5.331              5.287
 101-06                            5.401              5.368               5.326              5.281
 101-07                            5.397              5.364               5.322              5.276
 101-08                            5.394              5.360               5.317              5.270
 101-09                            5.391              5.356               5.312              5.264
 101-10                            5.388              5.352               5.308              5.259
 101-11                            5.384              5.348               5.303              5.253
 101-12                            5.381              5.344               5.298              5.248
 101-13                            5.378              5.340               5.293              5.242
 101-14                            5.375              5.336               5.289              5.236
 101-15                            5.372              5.333               5.284              5.231
 101-16                            5.368              5.329               5.279              5.225
 101-17                            5.365              5.325               5.275              5.220
 101-18                            5.362              5.321               5.270              5.214
 101-19                            5.359              5.317               5.265              5.208
 101-20                            5.355              5.313               5.260              5.203
 101-21                            5.352              5.309               5.256              5.197

 Spread @ Center Price
                                     103                106                 114                121
 WAL                               13.99              10.74                8.36               6.73
 Principal Window          Jan15 - Sep23      Feb13 - Jan20       Apr11 - Mar17      Feb10 - Jan15
 LIBOR_1MO                          2.60               2.60                2.60               2.60





--------------------------------------------------------------------------------------------------
 Price                           150 PPC            175 PPC            200 PPC
--------------------------------------------------------------------------------------------------
                                   Yield              Yield              Yield
 101-05                            5.240              5.192               5.142
 101-06                            5.234              5.184               5.134
 101-07                            5.227              5.177               5.125
 101-08                            5.221              5.169               5.116
 101-09                            5.214              5.162               5.108
 101-10                            5.207              5.154               5.099
 101-11                            5.201              5.147               5.091
 101-12                            5.194              5.139               5.082
 101-13                            5.188              5.132               5.074
 101-14                            5.181              5.124               5.065
 101-15                            5.175              5.116               5.057
 101-16                            5.168              5.109               5.048
 101-17                            5.162              5.101               5.040
 101-18                            5.155              5.094               5.031
 101-19                            5.148              5.086               5.023
 101-20                            5.142              5.079               5.014
 101-21                            5.135              5.071               5.006

 Spread @ Center Price
                                     123                125                  125
 WAL                                5.59               4.75                4.12
 Principal Window          May09 - Apr13      Oct08 - Jan12       May08 - Jan11
 LIBOR_1MO                          2.60               2.60                2.60
--------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

                                        CWALT0511CB -- 2A3

DEUTSCHE BANK SEUCRITIES






Balance     $31,371,000.00    Delay            24              WAC(2)    5.8000    WAM(2)    360
Coupon      5.5000            Dated            04/01/2005      NET(2)    5.5000    WALA(2)    0
Settle      04/29/2005        First Payment    05/25/2005


--------------------------------------------------------------------------------------------------
 Price                            50 PPC             75 PPC             100 PPC            125 PPC
--------------------------------------------------------------------------------------------------
                                   Yield              Yield               Yield              Yield
 101-23                            5.250              5.221               5.180              5.089
 101-24                            5.245              5.216               5.175              5.082
 101-25                            5.240              5.211               5.169              5.075
 101-26                            5.236              5.206               5.163              5.068
 101-27                            5.231              5.201               5.158              5.061
 101-28                            5.226              5.196               5.152              5.054
 101-29                            5.222              5.191               5.147              5.047
 101-30                            5.217              5.186               5.141              5.040
 101-31                            5.213              5.181               5.135              5.033
 102-00                            5.208              5.175               5.130              5.026
 102-01                            5.203              5.170               5.124              5.019
 102-02                            5.199              5.165               5.118              5.012
 102-03                            5.194              5.160               5.113              5.005
 102-04                            5.189              5.155               5.107              4.998
 102-05                            5.185              5.150               5.101              4.991
 102-06                            5.180              5.145               5.096              4.984
 102-07                            5.176              5.140               5.090              4.977

 Spread @ Center Price
                                     105                108                111                 111
 WAL                                8.47               7.58                6.60               5.12
 Principal Window          May10 - Jul16      May10 - Aug15       May10 - Mar14      May09 - Oct11
 LIBOR_1MO                          2.60               2.60                2.60               2.60
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
 Price                           150 PPC            175 PPC             200 PPC
--------------------------------------------------------------------------------------------------
                                   Yield              Yield               Yield
 101-23                            5.002              4.917               4.830
 101-24                            4.994              4.907               4.819
 101-25                            4.985              4.898               4.808
 101-26                            4.977              4.888               4.797
 101-27                            4.969              4.879               4.786
 101-28                            4.960              4.869               4.776
 101-29                            4.952              4.860               4.765
 101-30                            4.944              4.850               4.754
 101-31                            4.936              4.841               4.743
 102-00                            4.927              4.831               4.732
 102-01                            4.919              4.821               4.721
 102-02                            4.911              4.812               4.711
 102-03                            4.902              4.802               4.700
 102-04                            4.894              4.793               4.689
 102-05                            4.886              4.783               4.678
 102-06                            4.878              4.774               4.667
 102-07                            4.869              4.764               4.657

 Spread @ Center Price
                                     110                107                 102
 WAL                                4.22               3.60                3.14
 Principal Window          Sep08 - Jun10      Apr08 - Sep09       Nov07 - Feb09
 LIBOR_1MO                          2.60               2.60                2.60
--------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein. This information is furnished to you solely by Deutsche Bank Securities Inc., and not by the Issuer or any of its affiliates. Deutsche Bank Securities Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.